UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022 (May 18, 2022)

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Virginia Ave Indianapolis, IN 46204 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 331-1476

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANTM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Anthem, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 18, 2022. The shareholders of the Company voted as follows on the matters set forth below.

1.	Election of Directors. The following nominees for director were elected to serve three-year terms to expire at the Company’s annual meeting of shareholders in 2025 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Susan D. DeVore	202,955,701	435,342	169,263	12,129,538
Bahija Jallal	196,680,904	6,692,517	186,885	12,129,538
Ryan M. Schneider	201,055,273	2,324,015	181,018	12,129,538
Elizabeth E. Tallett	197,110,938	6,278,599	170,769	12,129,538

2.	Advisory vote on the Company’s executive compensation. The advisory vote on the compensation of the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
187,509,042	15,306,362	744,902	12,129,538

3.

Ratification of the appointment of Ernst & Young LLP. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 was ratified based upon the following votes:

For	Against	Abstain
199,263,215	16,281,833	144,796

4.

Amendment to Articles of Incorporation to change the Company’s name to Elevance Health, Inc. The amendment to the Company’s Amended and Restated Articles of Incorporation to change the Company’s name to Elevance Health, Inc. was approved based upon the following votes:

For	Against	Abstain
213,818,426	1,611,257	260,161

5.

Shareholder proposal to prohibit political funding. The shareholder proposal to prohibit the use of corporate or PAC funds for direct or indirect contributions to candidates was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
8,086,777	193,486,510	1,987,019	12,129,538

6.

Shareholder proposal requesting a racial impact audit and report. The shareholder proposal to require the Company to engage a third party to conduct a racial impact audit and publicly disclose the audit results was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
83,356,565	118,761,612	1,442,129	12,129,538

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2022

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary